SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 9, 2003
                                 ______________

                            PLAYBOY ENTERPRISES, INC.
                                 ______________

               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                      001-14790                 36-4249478
-------------------------------    ----------------------    ------------------
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
       Incorporation)                                        Identification No.)

               680 NORTH LAKE SHORE DRIVE, CHICAGO, ILLINOIS 60611
               ___________________________________________________
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 751-8000
                                 ______________


                                 NOT APPLICABLE
              _____________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)



 Item 9. Regulation FD Disclosure.

         On December 9, 2003, Playboy Enterprises, Inc. (the "Company") issued a press release disclosing certain projections and remarks made during the Company's presentation at the Credit Suisse First Boston Media Week conference on Tuesday, December 9, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 9, 2003                   PLAYBOY ENTERPRISES, INC.


                                           By: /s/ Howard Shapiro
                                              ________________________________
                                               Howard Shapiro
                                               Executive Vice President,
                                               Law and Administration,
                                               General Counsel and Secretary


                                 EXHIBIT INDEX


   Exhibit
    Number         Description
   -------         -----------
     99.1          Press Release issued by Playboy Enterprises, Inc. on
                   December 9, 2003.